ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Map Plus NPSM

     Supplement dated July 21, 2010 to the Contract Prospectus and Contract Prospectus Summary, each dated April 30, 2010, as amended

The following information updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

The following revises information provided in the supplement dated April 30, 2010.

The information appearing in Item #3 regarding the Wells Fargo Advantage Small Cap Value Fund is deleted in its entirety and replaced with the following:

3. Effective July 19, 2010, the following information is added to Appendix IV – Fund Descriptions:

Investment
Fund Name	Adviser/Subadviser	Investment Objective(s)
Wells Fargo Funds Trust – Wells	Wells Fargo Funds	Seeks to produce growth of capital.
Fargo Advantage Special Small	Management, LLC
Cap Value Fund
Subadviser:
Wells Capital Management
Incorporated

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.109860-10E	July 2010